MUNDER HEALTHCARE FUND

Class A, B, C, K, R & Y Shares

Supplement Dated January 25, 2005, to the

Prospectus dated October 31, 2004

At a meeting held November 9, 2004, the Board of Trustees of The Munder Framlington Funds Trust, on behalf of the Healthcare Fund (“Fund”), approved the termination of the Investment Sub-Advisory Agreement dated June 13, 2003 (“Framlington Agreement”) by and between Munder Capital Management (“MCM”), the Fund’s investment advisor, and Framlington Overseas Investment Management Limited (“Framlington”), the Fund’s sub-advisor. The termination of the Framlington Agreement will be effective on March 21, 2005 (“Termination”). MCM will continue to serve as investment advisor to the Fund and will assume full responsibility for the day-to-day management of the Fund’s investment portfolio on January 26, 2005.

To reflect the Termination and the assumption by MCM of the day-to-day management of the Fund as of January 26, 2005, the following changes are to be made to the Fund’s Prospectus:

1.	Effective as of January 26, 2005, all references to “Framlington Overseas Investment Management Limited,” “Framlington” or “Sub-Advisor” in the Prospectus are hereby deleted, and, where the context deems appropriate, replaced with “Munder Capital Management,” “MCM” or “Advisor.” In addition, the second and third paragraphs under the section entitled “Investment Advisor” of the Prospectus are hereby replaced with the following:

MCM provides overall investment management for the Fund, provides research and credit analysis and is responsible for all purchases and sales of portfolio securities.

2.	Effective as of January 26, 2005, the information provided under the section entitled “Portfolio Managers” of the Prospectus is hereby replaced with the following:

A team of professional portfolio managers employed by MCM makes investment decisions for the Fund.

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The Munder Funds

Supplement Dated January 25, 2005, to the

Statement of Additional Information dated October 31, 2004

1. At a meeting held November 9, 2004, the Board of Trustees of The Munder Framlington Funds Trust, on behalf of the Healthcare Fund, approved the termination of the Investment Sub-Advisory Agreement dated June 13, 2003 (“Framlington Agreement”) by and between Munder Capital Management (“MCM”), the Healthcare Fund’s investment advisor, and Framlington Overseas Investment Management Limited (“Framlington”), the Healthcare Fund’s sub-advisor. The termination of the Framlington Agreement will be effective on March 21, 2005 (“Termination”). MCM will continue to serve as investment advisor to the Healthcare Fund and will assume full responsibility for the day-to-day management of the Healthcare Fund’s investment portfolio on January 26, 2005.

To reflect the Termination and the assumption by MCM of the day-to-day management of the Healthcare Fund as of January 26, 2005, the following changes are to be made to the Healthcare Fund’s Statement of Additional Information:

Effective as of January 26, 2005, all references in the Statement of Additional Information to Framlington Overseas Investment Management Limited as sub-advisor to the Healthcare Fund are hereby deleted, and, where the context deems appropriate, with regard to the Healthcare Fund references to “Framlington Overseas Investment Management Limited,” “Framlington” or “Sub-Advisor” are replaced with “Munder Capital Management,” “MCM” or “Advisor.”

2. The following corrects and replaces Item 3 of the Supplement dated November 22, 2004 to the Statement of Additional Information. Under the heading “MANAGEMENT OF THE FUNDS—Compensation”, which begins on page 39 of the SAI, the first paragraph of that section is hereby deleted and replaced with the following:

Compensation. Each Trustee of the Funds who is not otherwise compensated by MCM, any sub-advisor to the Funds, or the Distributor pursuant to a contract between the Funds and MCM, the Sub-Advisor or the Distributor receive an aggregate annual retainer from MST and MFFT for service on the Board of $78,000 ($114,000 for the Chairman). Each Trustee of @Vantage who is not otherwise compensated by MCM or the Distributor pursuant to a contract between the Funds and MCM or the Distributor receives an annual retainer of $6,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

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